Exhibit 99.1
1 1 Rencofilstat (CRV431): A Novel Drug Candidate for NASH, Fibrosis, and HCC May 2023 Creating a Therapeutic Ecosystem NASDAQ:HEPA

2 This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions, and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, risks associated with delays, increased costs and funding shortages caused by the COVID-19 pandemic; the risks associated with dependence upon key personnel and the need for additional financing. We do not assume any obligation to update forward-looking statements as circumstances change. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Statements Forward-Looking

3 Rencofilstat Anti-Fibrotic Drug Candidate • Novel mechanism - cyclophilin inhibition • Once-daily, oral medication – soft gel capsules • Collagen-specific anti-fibrotic • Targets key pathologies including fibrosis, inflammation, cell injury • All clinical trials to date show rencofilstat to be well tolerated – over 425 subjects dosed • Currently undergoing Phase 2 clinical trials Rencofilstat Highlights

4 NASH Fibrotic Liver Disease Leading Indication for Rencofilstat

5 Program Pre-Clinical Phase 1 Phase 2 Phase 3 NASH Fast Track Designation Hepatocellular Carcinoma Orphan Drug Designation Multiple Myeloma Prostate Cancer Idiopathic Pulmonary Fibrosis Renal Fibrosis Cardiac Fibrosis Biopsy Summary of Rencofilstat Programs – ‘Pipeline within a Product’ Liver Function

Image adapted from “From NASH to HCC: current concepts and future challenges”, Anstee et al. (2019) 6 NASH is Driving a Healthcare Crisis The Need and Opportunity NAFLD non-alcoholic fatty liver disease Approx. 25% of global population Up to 100 million in U.S. “Fatty liver” disease associated with obesity, diabetes, hypertension, etc. 1.5 – 6.5% globally Approx. 20 million in U.S. A more severe form of NAFLD, with inflammation and liver scarring (fibrosis) NASH non-alcoholic steatohepatitis HCC hepatocellular carcinoma Most prevalent type (90%) of liver cancer & liver cancer is 2 most common cancer-related death* >905,000 new cases and >830,000 deaths globally* >30,000 new cases annually in U.S.* with 5-year survival of 18%** *The Global Cancer Observatory (Globocan), December 2020 **UpToDate, February 2022

7 Why Develop a Drug for NASH? • No currently approved drugs for the treatment of NASH • Market for NASH is extremely large (estimated as ~20 million adults in U.S. alone) • NAFLD/NASH may be asymptomatic with no convenient diagnostic to identify subjects early in disease progression • Symptoms may only appear when disease has progressed to the point where disease associated fibrosis is well established • Consequences of NASH may be severe (need for liver transplant, cancer, cardiovascular disease, and death)

8 NASH DISEASE PROGRESSION normal liver cells fatty liver cells inflammation, cell injury, and activation of fibrotic cells production of fibrotic matrix WHY? • Generally poor response rates with drugs in development • Many pathologic mechanisms contribute to disease Most failed drugs and drugs in development are "metabolic" drugs e.g., target liver fat Rencofilstat inhibits collagen Multiple therapeutic agents targeting multiple stages of disease likely required NASH Therapeutic Strategies RENCOFILSTAT directly targets fibrosis and inflammation

9 Rencofilstat Mode of Action

10 Collagen - Core To Fibrotic Diseases Excessive collagen production – universal to every fibrotic disease Fibrosis is an exaggerated “scarring” of tissue in response to many types of cellular injuries, chronic inflammation, & other tissue insults Fibrosis impairs normal organ structure & function Fibrosis contributes to an estimated 45% of deaths in the developed world* Collagen molecules are the primary constituents of fibrotic scars *Nature Reviews Drug Discovery 14.10 (2015): 693-720

Rencofilstat Attenuates Collagen Synthesis by Inhibiting Cyclophilin B Enzyme Activity - "normalizing" disease-associated fibrosis

Cyclophilin B is one of the most active enzymes involved in the proper folding, synthesis, secretion, and eventual crosslinking of collagen that forms the fibrotic matrix.

Rencofilstat potently inhibits cyclophilin B and thereby decreases collagen production and fibrosis.




Collagen 4-Hyp, LH
P4HA, FKBP10
Collagen 3-Hyp
Glycosylation
Propeptide folding
Formation of triple helix nucleus
De novo Pro/Gly
GLS1, PHGDH, SHMT2, PSAT1, ALDH18A1
Translation
LARP6
miR-29
Pro
Gly
Aa
Ribosomes
rER
COPII
Golgi
Ribosome
Cell membrane
Triple helix folding
FKBP10
ER-Golgi trafficking and secretion
TANGO1
Collagen turnover
X-linking
LOX, LOXL2
FKBP10
Propeptide cleavage and fibril formation
MMPs, CTSs
GPX3, SOD2
LOX, LOXL2
PICP
PINP

Denotes CypB participation

Am J Respir Cell Mol Biol 2022 Apr;66(4):363-381.
Fighting the Fiber: Targeting Collagen in Lung Fibrosis.
Claudia A Staab-Weijnitz

11

12 Cyclophilin Inhibition Produces Consistent Antifibrotic Effects Preclinical Models: Proof of Concept Liver: 8 NASH-related models Human liver slices Lung Chronic fibrosis Acute injury Human lung slices Kidney Acute injury Heart Skin Antifibrotic Activity Observed in Every Preclinical Model

13 Hitting the Right Targets – Fibrosis, Inflammation, and Cell Injury/Death Rencofilstat Inhibits Three Primary Cyclophilins Rencofilstat blocks Cyclophilin D activation of mitochondrial membrane pores and thereby decreases cell death in injured livers CYTOPROTECTIVE 13 Rencofilstat blocks Cyclophilin A binding to CD147 receptors and thereby decreases pro-inflammatory signaling ANTI-INFLAMMATORY Rencofilstat blocks Cyclophilin B binding to pro-collagen fibrils and thereby decreases formation and secretion of fibrotic collagen ANTI-FIBROTIC

14 Overview of Phase 1 Studies (Completed)

Phase 1 Studies Completed – Demonstrated a Favorable Safety Profile

Key Findings


Single Ascending Dose
(75-525mg)
Multiple Ascending Dose
(75–375mg)
Drug-Drug Interaction
(midazolam & ketoconazole)
Food Effect
(high fat meal)

- No serious adverse events
- No adverse events with dose response
- Effective $t_{1/2}$ ~ 30 hours
- $Tmax_{ss}$ ~ 1 – 2 hours
- Ketoconazole increased rencofilstat concentrations ~ 5-fold
- Rencofilstat had no effect on midazolam exposure
- Rencofilstat absorption was not decreased with high fat meal (AUC increased 18%)

15

16 Overview of Phase 2a ‘AMBITION’ NASH Trial (Completed)

17 F2/F3 NASH Subjects (N=43) Rencofilstat 225 mg (n=17) Placebo (n=8) Placebo (n=6) Rencofilstat 75 mg (n=12) OFF-TREATMENT OFF-TREATMENT OFF-TREATMENT OFF-TREATMENT DAYS FASTED ONCE DAILY ORAL DOSING Safety, Tolerability, and Pharmacokinetics Phase 2a ‘AMBITION’ NASH Study Conducted at 10 sites in the US 1 28 42 Primary Endpoints: • Safety • Tolerability • Pharmacokinetics RANDOMIZATION END OF TREATMENT END OF TRIAL 29 AMBITION: A Phase 2a, Multi-center, Single-Blind, Placebo-Controlled, Proof of Concept Study to Evaluate the Safety & Tolerability of Rencofilstat Dosed Once Daily in NASH Induced F2 & F3 Subjects

18 Rencofilstat demonstrated a favorable safety profile Efficacy signals were observed in only 28 days including: • Reduction in ALT (marker of inflammation & fibrosis) • Reduction in Pro-C3 (marker of fibrosis) • Downregulation of collagen genes • Upregulation of genes associated with liver recovery and favorable lipid dynamics Early evidence of a concentration-effect relationship was observed with both ALT and Pro-C3 Rencofilstat concentrations are not significantly altered by NASH Rencofilstat concentrations expected to be effective in NASH endpoints (ALT and Pro-C3) were achieved All Primary Endpoints Met Phase 2a ‘AMBITION’ NASH Study

19 Hepion’s Proprietary Artificial Intelligence

20 Right Patient Right Dose The Hepion AI-POWR Proprietary Clinical Process All Data Generative Neural Net Deep Convoluted Neural Net INPUT OUTPUT

21 The Hepion AI-POWR Proprietary Clinical Process Pre-Clinical Data Informs AI/ML for Clinical Development • Biomarkers • Patient Selection • Simulation 1. AI/ML pop PKPD 2. AI/ML QSP 3. AI/ML PBPK AI-POWR PKPD/QSP/PBPK + Multi-omics + QoL + Safety + Deep Learning AI = Digital Biomarkers Responders • Responder Identification • Phase III Enrichment • Predict Clinical Outcome via AI/ML 1,2,3 Deep Learning Individual Response Model Drug-Disease Interaction Model • Digital Biomarkers • Eliminate Biopsy • Patient Specific Dosing • Clinical Monitoring • Reimbursement Identify New Therapeutics via Multi-Omic Data Base Mining Generate Synthetic Data for Patient & Outcome Simulation AI-POWR™ Allows for Validation Comparisons 1. AI/ML included within developmental processes 2. AI/ML overarching input to outcome Preclinical Phase I Phase II Phase III Clinical Practice

Illustration of Hepion's AI-POWR™ for Rencofilstat (RCF)

*Genes (number)	Predictive Genes (number)	AUROC	Comment
1733 Statistically Significant	25	0.97	Highly Predictive for ProC3 Response

*Key genes identified demonstrate RCF – CypA and B interaction in NASH subjects

Lipids (number)	Predictive Lipids (number)	AUROC	Comment
443 Statistically Significant	25	0.74	Highly Predictive for ProC3 Response

Clinical Labs	AUROC	Comment
443 Statistically Significant	0.56	Poorly Predictive for ProC3 Response

ProC3 reduction (analogous to Fibrosis Score Response) associated with RCF blood concentrations of:

- 964.2 ng/mL (trough)
- 1160 ng/mL (2-hour)

Efficacious blood concentrations attained by day 14 and day 1 for 75 and 225 mg RCF, respectively, suggesting a third dosing cohort of 150 mg in future trials

22

23 Phase 2 ‘ALTITUDE-NASH’ Trial (Clinically Complete)

Phase 2 'ALTITUDE-NASH' (Liver Function Trial)

Primary Objective: Evaluate the change in *hepatic function* with once daily (QD) 75 mg, 150 mg, and 225 mg doses of rencofilstat in subjects with NASH F3 fibrosis using the HepQuant SHUNT test.


F3 NASH Patients (N=60)
RANDOMIZED 1:1:1
Rencofilstat 75 mg qd (n=20)
OFF-TREATMENT
Rencofilstat 150 mg qd (n=20)
OFF-TREATMENT
Rencofilstat 225 mg qd (n=20)
OFF-TREATMENT
DAYS
1
60
120
134
(SHUNT + LABS)
(SHUNT + LABS)
(SHUNT + LABS)
FOLLOW-UP
END OF TREATMENT
END OF TRIAL

Endpoints:

- Efficacy:
  - HepQuant SHUNT
  - NASH NIMs
- Safety
- Tolerability
- Pharmacokinetics

- Subjects identified from historical biopsy or by meeting AGILE 3+ criteria for F3
- Subjects who complete study will be considered for enrollment into ASCEND-NASH 2b

24

Phase 2 'ALTITUDE-NASH'
HepQuant SHUNT Test Results

All Subjects with Paired Data (n=61)

	All Doses	75 mg	150 mg	225 mg
% of Subjects with a greater than 2-point Decrease in DSI				
	32.8 (20/61)	26.1 (6/23)	15.0 (3/20)	61.1 (11/18)•
Absolute Change from Baseline to Day 120				
BMI ($kg.m^{-2}$)	-0.04	0.21	-0.09	-0.31
DSI (score)	-0.55	-0.41	0.24	-1.62*
SHUNT (%)	-1.7%*	-2.1	-0.2	-2.8*
HR (%)	1.3	1.4	-1.1	3.9**
RISK ACE (Events per 100 pt-yrs)	-1.2***	-1.5	-0.8***	-1.2***

Functionally Impaired Subjects# with Paired Data (n=34)

	All Doses	75 mg	150 mg	225 mg
% of Subjects with a greater than 2-point Decrease in DSI				
	41.2 (14/34)	50.0 (6/12)	16.7 (2/12)	60.0 (6/10)
Absolute Change from Baseline to Day 120				
BMI ($kg\ m^{-2}$)	0.17	0.16	0.35	0.00
DSI (score)	-1.30*	-2.05	-0.17	-1.76*
SHUNT (%)	-3.4%**	-5.8%*	-1.0	-3.4
HR (%)	2.9%*	4.6	-0.4	5.0*
RISK ACE (Events per 100 pt-yrs)	-1.6**	-2.3	-1.0**	-1.5***

In subjects with the most advanced functional impairment, 4 measures of liver impairment significantly improved compared to baseline with rencofilstat treatment for 4 months, independent of dose

*p < 0.05; **p < 0.01; ***p < 0.001; paired t-test, no correction for multiple comparisons
•Chi-Square p < 0.05; #DSI>17 or SHUNT%>25%

DSI – Disease Severity Index
BMI – Body Mass Index
HR – Hepatic Reserve
RISK ACE - annual risk of a patient developing an adverse clinical outcome

25

Phase 2 'ALTITUDE-NASH'

Key NASH Non-Invasive Markers (NIMs) Results

	All Subjects % Change From Baseline			Subjects with Baseline ProC3 ≥ 37.5 ng/ml % Change From Baseline		
	75 mg rencofilstat n=23	150 mg rencofilstat n=21	225 mg rencofilstat n=21	75 mg rencofilstat n=10	150 mg rencofilstat n=7	225 mg rencofilstat n=6
ALT	-3.37*,****	-13.01*,**	-21.63*,**	-13.24*,***	-32.24*	-37.78*,**
AST	4.54*,**	-8.64*,**	4.68*	6.73*,****	-30.72****	-11.34*,**
ProC3	-6.47	-11.12*	-9.58*,****	-3.39****	-17.05****	-16.23*,****
PIIINP	2.75	-0.47*	-5.6*	-1.22****	-7.36*,**	-21.48*,**
TIMP1	3.76	30.5	-3.9	2.4	-6.69*	-4.77*
Hyaluronic acid	11.67	-13.18*	-10.67*	-4.56*,****	6.99*,**	-19.66*,**
ELF score	1.03****	3.85*,**	-2.51*,**	-0.95*,****	-1.64*,**	-5.31*,**

Rencofilstat 225 mg after 4 months of treatment in the high-risk population led to the greatest improvements in NASH biomarkers

*Different from Baseline p < 0.001, Friedman ANOVA;
**Different from 75 mg Dose p< 0.01; ***Different from 150 mg Dose; ****All Doses p < 0.001.

ALT – alanine transferase
ProC3 – procollagen 3 C-terminal peptide
TIMP1 – tissue inhibitor of metalloproteinase – 1

AST – aspartate transaminase
PIIINP – procollagen 3 N-terminal peptide
ELF – enhanced liver fibrosis

26

27 Phase 2b ‘ASCEND-NASH’ Trial (Enrolling)

Phase 2b ASCEND-NASH (Biopsy Trial)

Primary Objective: Evaluate the efficacy and safety of once-daily 75mg, 150 mg, and 225 mg doses of Rencofilstat compared to placebo in subjects with biopsy proven NASH and stage 2 liver fibrosis (F2) / stage 3 liver fibrosis (F3)



F2/F3 NASH Patients (N=336)
RANDOMIZED 1:1:1:1
Rencofilstat 75 mg qd (n=84)
OFF-TREATMENT
Rencofilstat 150 mg qd (n=84)
OFF-TREATMENT
Rencofilstat 225 mg qd (n=84)
OFF-TREATMENT
Placebo (n=84)
OFF-TREATMENT
MONTHS
1
12
13
RANDOMIZATION
INTERIM ANALYSIS
INTERIM ANALYSIS
END OF TREATMENT
END OF TRIAL
AI-POWR™
identification of biomarkers of Rencofilstat response
Data to inform phase 3 trial patient selection and biomarkers for analysis.

- Power = 90% to distinguish outcomes at each dosing level
- FDA feedback obtained – study design endorsed
- Blinded interim analyses when 34 subjects in each cohort reach day 180 and when 56 subjects in each cohort reach day 365

28

29 Phase 2b ASCEND-NASH Primary Efficacy Endpoint: Superiority of rencofilstat compared to placebo on liver histology at month 12 relative to the screening biopsy, by assessing the proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system) OR NASH resolution without worsening of fibrosis Secondary Efficacy Endpoints: Superiority of rencofilstat compared to placebo on histology at month 12 relative to screening by assessing the proportion of subjects with improvement in fibrosis by: • At least 1 stage regardless of effect on NASH • At least 2 stages regardless of effect on NASH • At least 2 stages AND no worsening of NASH.

30 Phase 2a HCC Trial (Pending)

PHASE 2a: Advanced Hepatocellular Carcinoma (HCC)

Safety, Tolerability, Pharmacokinetics, and Efficacy

HEPION PHARMACEUTICALS

A Phase 2a, Open-Label, Multi-Center, Simon 2-Stage Study to Assess Preliminary Efficacy, Safety, and Pharmacokinetics of 2 Dosage Levels in Advanced Metastatic Resistant or Refractory HCC Subjects

Stage 1: HCC Subjects (N=16)

- Rencofilstat 150 mg (n=8) →
- Rencofilstat 225 mg (n=8) →

Interim Analysis & Safety Review

If ≤ 1 subject achieves DCR: May stop for futility

OR

If ≥ 2 subjects achieves DCR: Stage 2

Stage 2: HCC Subjects (N=42 total)

Efficacy & Safety Analyses

- Tumour measurements
- Incidence rates
- Safety
- Tolerability

- Rencofilstat 150 mg (n=21) →
- Rencofilstat 225mg (n=21) →

WEEKS 1 Once Daily Oral Dosing 16* 52

RANDOMIZATION — END OF STAGE 1 — END OF TRIAL

Objectives:

- Safety & tolerability
- Efficacy:
  - Disease Control Rate
  - Duration of response
  - Overall survival
  - Objective response rate
  - 4-month progression free survival
- Pharmacokinetics

*Administration of rencofilstat may continue until disease progression according to RECIST version 1.1

31

32 Intellectual Property

33 Long Patent Life with Patent Term Extensions (PTE) Intellectual Property Position Family Status Notes Composition of Matter 54 US & International Issued Patents December 2031 Expiry (December 2036 Expiry with PTE) Assuming 2028 and 2029 NDA submission and approval Composition of Matter (optimization) Provisional Formulation 23 US & International Applications Filed; EU Granted (28 countries) November 2039 Expiry (May 2043 Expiry with PTE) Assuming 2023 patent grant and 2028 and 2029 NDA submission and approval Method of Use, Treating Fibrosis 23 US & International Applications Filed February 2041 Expiry + PTE Method of Use, Treating Cancer 23 US & International Applications Filed February 2041 Expiry + PTE Method of Use, Antithrombotic Agents US & PCT Applications Filed December 2041 Expiry + PTE Manufacturing Provisional

34 Summary

35 $43.0 M Cash as of 03/31/23 Financials Two Tackling Fibrotic Diseases Value Drivers • Rencofilstat, once-daily oral, targeting key drivers of pathology, tested in over 425 subjects • Two Phase 2 NASH trials: • ALTITUDE-NASH – Clinically Complete • ASCEND-NASH Phase 2b – Recruiting • Upcoming Phase 2 for HCC • Developing companion A.I. for clinical development and commercialization strategy • Core scientific team discovered and developed voclosporin (currently marketed) • Robust IP 3.8 M Common Shares Outstanding 35

36 Patrick Mayo, PhD SVP, Clinical Pharmacology and Analytics Joined Isotechnika (Aurinia) in 2002 and joined HEPA in 2019. Robert Foster, PharmD, PhD CEO Founded Isotechnika (Aurinia) in 1993, and served mostly as CEO & Chairman, until 2014. Joined HEPA in 2016 as CSO and became CEO in 2018. John Cavan, MBA CFO Formerly of Pine Hill, Stemline, Aegerion, AlgoRx, Alpharma, Sony, American Express and International Specialty Products, joined HEPA in 2016. Todd Hobbs, MD CMO Formerly Chief Medical Officer of Novo Nordisk, joined HEPA in 2021. Launa Aspeslet, PhD COO Formerly COO of Isotechnika (Aurinia) from 1996- 2013. Was CEO of an oncology CRO from 2013 until joining HEPA in 2022. Daren Ure, PhD CSO Joined Isotechnika (Aurinia) in 2003 and joined HEPA in 2016. Daniel Trepanier, PhD SVP, Drug Development Joined Isotechnika (Aurinia) in 1997 and joined HEPA in 2016. Core R&D team has collectively > 120 yrs of experience with cyclophilin inhibition drug development, most notably voclosporin (Lupkynis®) for lupus nephritis while at Isotechnika (Aurinia, NASDAQ:AUPH) Experienced Team

CONTACT US Hepion Pharmaceuticals Inc. 399 Thornall Street, First Floor Edison, New Jersey, USA, 08837 Email: info@hepionpharma.com Phone: 732-902-4000 www.hepionpharma.com